SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 21st day of November, 2000.


                                      SYNOVUS FINANCIAL CORP.
                                      (Registrant)

                                      By:/s/James H. Blanchard
                                         ---------------------------------------
                                         James H. Blanchard,
                                         Chairman of the Board and
                                         Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Richard E. Anthony, and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/William B. Turner                                  Date: November 21, 2000
-------------------------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                                 Date: November 21, 2000
------------------------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer

/s/James D. Yancey                                    Date: November 21, 2000
-------------------------------------------------
James D. Yancey,
President and Director


/s/Richard E. Anthony                                 Date: November 21, 2000
-------------------------------------------------
Richard E. Anthony,
Vice Chairman of the Board


                                                      Date:
-------------------------------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Thomas J. Prescott                                 Date: November 21, 2000
-------------------------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer


/s/Joe E. Beverly                                     Date: November 21, 2000
-------------------------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bradley                                 Date: November 21, 2000
-------------------------------------------------
Richard Y. Bradley,
Director


/s/C. Edward Floyd                                    Date: November 21, 2000
-------------------------------------------------
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                           Date: November 21, 2000
-------------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/V. Nathaniel Hansford                              Date: November 21, 2000
-------------------------------------------------
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                                Date: November 21, 2000
-------------------------------------------------
John P. Illges, III,
Director

/s/Mason H. Lampton                                   Date: November 21, 2000
-------------------------------------------------
Mason H. Lampton,
Director


/s/Elizabeth C. Ogie                                  Date: November 21, 2000
-------------------------------------------------
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                       Date: November 21, 2000
-------------------------------------------------
H. Lynn Page,
Director


/s/Robert V. Royall, Jr.                              Date: November 21, 2000
-------------------------------------------------
Robert V. Royall, Jr.,
Director


/s/Melvin T. Stith                                    Date: November 21, 2000
-------------------------------------------------
Melvin T. Stith,
Director

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